2006 Annual Meeting

slades bank
Pleasantly different.

Forward Looking Statement

Statements made in this presentation, including in response to questions, which are not historical facts are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements about the future business prospects and outlook for Slade's Ferry Bancorp, and the future operating results of Slade's Ferry Bancorp. These forward-looking statements are based on management's current expectations and as such, are subject to risks and uncertainties which could case actual results to differ materially from those currently anticipated due to a number of factors, which could include, but are not limited to, changes in the national economy and in the economy in Slade's market areas, changes in business conditions, including, for example, changes in interest rates, regulatory changes, and the other factors discussed in Slade's filings on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission from time to time. Except as required by law, Slade's does not undertake any obligation to update or revise forward looking statements to reflect events or circumstances after the date of this investor presentation.

2006 Financial Summary

slades bank
Pleasantly different.

- Assets - $607.8 million

  Up 3.7% over 2005

- Total gross loans - $427 million

  Up 3.0% over 2005

- Deposits - $424 million

  Up 2.0% over 2005

- Net Income - $3.6 million

  Compared to $4 million in 2005

Total Assets
($ in millions)

slades bank
Pleasantly different.


+ 3.7%
2005 - 2006
$615
$610
$605
$600
$595
$590
$585
$580
$575
$570
$585.9
$607.8
2005
2006

Total Gross Loans
($ in millions)



+ 3.1 %
2005 - 2006
$430
$426
$422
$418
$414
$410
$414.3
$427.0
2005
2006

Total Gross Loans


Residential
31%
Commercial RE
49%
Construction
5%
HELOC
3%
Commercial
11%
Consumer
1%

Asset Quality

slades bank
Pleasantly different.

- Total Non Performing Loans were $600,000
  - Compared to $906,000 in 2005
- Both 2005 and 2006 net recoveries
- Focus on quality loans

Total Deposits
($ in millions)



slades bank
Pleasantly different.
+ 2.0 %
2005 - 2006
$426
$424
$422
$420
$418
$416
$414
$412
$410
$415.8
$424.0
2005
2006

Total Deposits
(Based on Average Balances)



Money Market
6%
Time
43%
Savings
20%
NOW
13%
Demand
18%

Yield Curve



3/31/2004
3/31/2007
6%
5%
4%
3%
2%
1%
0%
1yr
2yr
3yr
5yr
10yr
30yr

Interest Income
($ in thousands)



+ 15.5%
2005 - 2006
$34
$33
$32
$31
$30
$29
$28
$27
$26
$28.9
$33.4
2005
2006

Interest Expense

($ in thousands)



+ 39.5%
Increase
$15.3
$10.9
$16
$15
$14
$13
$12
$11
$10
$9
$8
2005
2006

Net Interest Margin



3.39%
3.26%
4%
3%
2%
1%
0%
2005
2006

Non-Interest Income

($ in millions)



+ 18.4%
Increase
$4
$3
$2
$1
$0
$2.3
$2.7
2005
2006

Non-Interest Expense
($ in millions)



+ 7.2%
Increase
$16
$15
$14
$13
$12
$11
$10
$13.8
$14.9
2005
2006

Net Income
($ in millions)


$5.0
$4.0
$3.0
$2.0
$1.0
$4.0
$3.6
2005
2006

Q1 Financial Results

slades bank
Pleasantly different.

	03/31/07
Net income	$873,000
Earnings per Share (Assuming Dilution)	$0.21
Book Value per Share	$12.59

2006 Annual Meeting

slades bank
Pleasantly different.

slades bank

Pleasantly different.

New Positioning

Slades Bank is the community bank that delivers a level of service that exceeds expectations because of a company culture that inspires every employee to deliver a stellar experience to every customer every time.

Delivering Our Brand Promise

slades bank

Pleasantly different.

MA Workforce Training Grant

- Significant grant lets us invest in our core asset – our employees
- Training has begun
- Training COMPONENTS:
  - Customer Service
  - Sales
  - Leadership training

  Total Grant $112,500

Logo Vision

slades bank
Pleasantly different.

- Customers
- Community
- Shareholders

Renovated Branches

slades bank
Pleasantly different



Advertising

- Highlights our employees!



Great-rate home equity loans.
Call Center specialist
Sharon Shepard reminds one customer
of his wife's upcoming birthday every year, and
orders flowers for another's anniversary.
We're thinking of adding that to her job description.
5.99
sladesbank

sladesbank

Pleasantly different.

Enhanced Website

- Intuitive, secure, easy to navigate, sleek design


sladesbank
Pleasantly different.
Login
The new
kid on the block
has been here 50 years.

Branch Merchandising

slades bank
Pleasantly different.


Joe Tavares is here to take care of business—yours.
Why not ask him about our business banking products?
sladesbank


Liz Floen is totally at home discussing home equity loans and lines.
Why not ask her about them?
sladesbank

Slades Bank Get Moving Walk 2006

Picture

- All money raised directly benefited Hudner Oncology Center at St. Anne's Hospital. Hudner is a state of the art cancer treatment facility right here in Fall River.
- Largest Corporate Team in Get Moving Walk history with over 65 walkers
- Contributed over $22,000 to St. Anne's Get Moving Walk through sponsorship and fundraising

Focus on our Future

- Enhanced Branches
- Improved Communication
- Evolved Technology
- Outsourced Efficiencies
- Strategic vision led collaboratively by Board of Directors and Management

Book Value
(Per Share)



+ 5.0 %
2005 - 2006
$14
$13
$12
$11
$10
$9
$11.82
$12.49
2005
2006

2006 Dividend Yield

slades bank
Pleasantly different.

	Slades Bank	*Peer Group*
Dividend Payout Ratio	41.61%	33.09%
Dividend Yield	2.06%	1.60%

2006 Annual Meeting

sladesbank

Pleasantly different.